EXHIBIT 10.29

JOINDER AGREEMENT
This JOINDER AGREEMENT is made and entered into as of August 11, 2015, by and among GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP II, L.P, as Borrower (“Borrower”), KEYBANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, “Administrative Agent”) and the Subsequent Lender (as defined below).
A.    Pursuant to that certain Credit Agreement dated as of December 12, 2014 by and among the Borrower, the financial institutions parties thereto, as lenders (collectively, the “Lenders”), and Administrative Agent (the “Credit Agreement”), the Lenders have provided the Borrower with a revolving credit facility;
B.    The Borrower has requested an increase in the aggregate Commitments of the Lenders to $410,000,000.00 (the “Facility Increase”), to be effected by, among other things, the admission of ASSOCIATED BANK, NATIONAL ASSOCIATION (the “Subsequent Lender”) as a Lender under the Credit Agreement with a Commitment of $25,000,000.00. Such Facility Increase shall be effective on or about the Effective Date (as defined below).
NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other valuable consideration, the receipt and sufficiency of which are acknowledged, the parties hereto agree as follows:
1.DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. As used herein, the term “Effective Date” shall mean the date on which the conditions set forth in Section 4 hereof shall have been satisfied
2.JOINDER OF SUBSEQUENT LENDER. The Subsequent Lender hereby (a) acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, it will be deemed to be a party to the Credit Agreement and a Lender for all purposes of the Credit Agreement and the other Loan Documents, and shall have all of the rights and obligations of a Lender thereunder as if it had executed the Credit Agreement and the other Loan Documents; (b) ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Loan Documents applicable to a Lender; (c) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to become a Lender under the Credit Agreement; (d) confirms that all approvals and authorizations required to permit the execution, delivery, performance and consummation by the Subsequent Lender of this Joinder Agreement, and the performance by the Subsequent Lender as a Lender under the Credit Agreement, have been obtained; (e) represents and warrants that, upon the Effective Date, each of the Credit Agreement and the Loan Documents will constitute the Subsequent Lender’s duly authorized, legal, valid, binding and enforceable obligation; (f) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement or any other Loan Document; (g) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof together with such powers as are reasonably incidental thereto; and (h) if the Subsequent Lender is organized under the laws of a jurisdiction outside the United States, has delivered to the Administrative Agent completed and signed copies of any forms that may be required by the United States Internal Revenue Service in order to certify the Subsequent Lender’s exemption from United States withholding taxes with respect to any payments or distributions made or to be made to it in respect of the Loans or under the Credit Agreement or such other documents as are necessary to indicate that all such payments or distributions are subject to such taxes at a rate reduced by an applicable tax treaty. As of the Effective Date, the Subsequent Lender shall be a party to the Credit Agreement and the other Loan Documents and, to the extent provided in this Section 2, shall have the rights and obligations of a Lender thereunder. From and after the Effective Date, the Administrative Agent shall, to the extent received from the Borrowers, make all payments under the Credit Agreement in respect of the interest of the Subsequent Lender acquired pursuant to this Section 2 (including, without limitation, all payments of principal and interest with respect thereto) to the Subsequent Lender as a Lender under the Credit Agreement.
3.SUBSTITUTION OF LENDER COMMITMENTS SCHEDULE. The Credit Agreement is hereby deemed amended to reflect the increase in the Commitments evidenced hereby and the addition of the Subsequent Lender as a Lender under the Credit Agreement, and Schedule 2.01 attached hereto is hereby substituted in lieu of the pre-existing Schedule 2.01 to the Credit Agreement, to reflect the joinder of the Subsequent Lender.
4.EFFECTIVENESS OF JOINDER. The effectiveness of this Joinder Agreement and the transactions contemplated hereunder is subject to receipt by Administrative Agent of the following documents:
a.Joinder Agreement. This Joinder Agreement, duly executed and delivered by the Borrowers, Administrative Agent and the Subsequent Lender;
b.Note. A duly executed Note payable to the order of Subsequent Lender; and

c.Miscellaneous. Delivery of such other information and documents as may reasonably be required by Administrative Agent and its counsel.
5.REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to Lenders that:
a.Due Authorization and Enforceability. Each Borrower has the authority to execute this Joinder Agreement, this Joinder Agreement has been duly authorized, executed and delivered by such Borrower, and this Joinder Agreement constitutes the legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms.
b.Representations and Warranties in Credit Agreement. The representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof, with the same force and effect as if made on and as of the date hereof (except for any representations and warranties that expressly refer to another date, which shall be true and correct in all material respects as of such date).
c.No Event of Default. No Event of Default or Default under the Credit Agreement has occurred and is continuing on the date hereof.
6.MISCELLANEOUS.
a.Limitation on Agreements. The agreements set forth herein are limited precisely as written and shall not be deemed: (i) to be a consent under or waiver of any term or condition in the Credit Agreement or any of the other Loan Documents; or (ii) to prejudice any right or rights which Administrative Agent and Lenders now have or may have in the future under, or in connection with the Credit Agreement, the Notes, the other Loan Documents or any of the other documents referred to herein or therein. From and after the date of this Joinder Agreement, all references in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement after giving effect to this Joinder Agreement, each reference to “Lender” shall include the Subsequent Lender, and each reference to “hereof,” “hereunder,” “herein” or “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as supplemented by this Joinder Agreement.
b.Ratification. Each Borrower hereby ratifies, confirms and agrees that, following the effectiveness of this Joinder Agreement: (i) the Credit Agreement, the Notes and the other Loan Documents shall remain in full force and effect; and (ii) the Notes shall continue to evidence and secure, in the manner and to the extent provided therein, the performance of the Obligations of the Borrowers under the Credit Agreement.
c.Counterparts. This Joinder Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page to this Joinder Agreement by telecopier, electronic mail or other electronic delivery shall be effective as delivery of a manually executed counterpart of this Joinder Agreement.
d.GOVERNING LAW. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;
SIGNATURE PAGES FOLLOW.

IN WITNESS WHEREOF, the parties hereto have caused this Joinder Agreement to be duly executed as of the day and year first above written.

BORROWER:

GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation, its General Partner

	By:	/s/ Joseph E. Miller
	Name:	Joseph E. Miller
	Title:	Chief Financial Officer

Signature Page to Joinder Agreement

ADMINISTRATIVE AGENT:

KEYBANK, NATIONAL ASSOCIATION as Administrative Agent on behalf of Lenders

By:	/s/ Christopher T. Neil
Name:	Christopher T. Neil
Title:	Vice President

Signature Page to Joinder Agreement

SUBSEQUENT LENDER:

ASSOCIATED BANK, NATIONAL ASSOCIATION, as Subsequent Lender

By:	/s/ Greg Conner
Name:	Greg Conner
Title:	Vice President

Signature Page to Joinder Agreement

Schedule  2.01
LENDER COMMITMENTS

Name	Commitment	Applicable Percentage
KEYBANK, NATIONAL ASSOCIATION	$75,000,000.00	%18.30
JPMORGAN CHASE BANK, N.A.	$75,000,000.00	%18.30
CAPITAL ONE, N.A.	$50,000,000.00	%12.20
FIFTH THIRD BANK	$50,000,000.00	%12.20
SUNTRUST BANK	$50,000,000.00	%12.20
WELLS FARGO BANK, NATIONAL ASSOCIATION	$35,000,000.00	%8.50
BANK OF AMERICA, N.A.	$50,000,000.00	%12.20
ASSOCIATED BANK	$25,000,000.00	%6.10
TOTAL	$410,000,000.00	%100.00

Schedule 2.01

GUARANTOR CONFIRMATION

Each of the undersigned hereby acknowledges and consents to the foregoing Joinder Agreement and acknowledges and agrees that it remains obligated for all obligations and liabilities of the Borrower to the Administrative Agent and the Lenders under the Credit Agreement as provided for under the respective Guaranty provided by the undersigned dated December 12, 2014, including, without limitation, repayment of the principal sum of Four Hundred Ten Million and 00/100 Dollars ($410,000,000.00) (subject to increase to an aggregate principal sum of up to One Billion Two Hundred Fifty Million and 00/100 Dollars ($1,250,000,000.00) in accordance with Section 2.08 of the Credit Agreement) or so much thereof as may be due and owing under any Note or any of the other Loan Documents, together with interest and any other sums payable under any Note or any of the other Loan Documents.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation

By:	/s/ Joseph E. Miller
Joseph E. Miller
Chief Financial Officer

GRIFFIN (HOUSTON WESTGATE II) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (CONCORD) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (MECHANICSBURG) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (PHOENIX BEARDSLEY IPC) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (PHOENIX BEARDSLEY TRCW) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (LAS VEGAS GRIER) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (COLUMBUS) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (HAMPTON 300) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (HAMPTON 500) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (PARSIPPANY 14) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (GROVEPORT) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (ANDOVER) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (WEST JEFFERSON) ESSENTIAL ASSET REIT II, LLC
GRIFFIN (TUCSON) ESSENTIAL ASSET REIT II, LLC

By:	GRIFFIN CAPITAL ESSENTIAL ASSET OPERATING PARTNERSHIP, L.P., a Delaware limited partnership
	By:	GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC., a Maryland corporation, its General Partner
		By:	/s/ Joseph E. Miller
		Name:	Joseph E. Miller
		Title:	Chief Financial Officer

Guarantor Confirmation